The patient investor

QUARTERLY REPORT: 06/30/16

● Value	● Deep value	● Global

●  Ariel Fund

●  Ariel Appreciation Fund

●  Ariel Focus Fund

●  Ariel Discovery Fund

●  Ariel International Fund

●  Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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Fund performance at a glance	AS OF 06/30/16

Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)
Small/mid cap value strategy							11/06/86
Ariel Fund–Investor Class	– 1.98	– 10.13	+ 8.52	+ 8.65	+ 6.22	+ 9.84	+ 10.94
Ariel Fund–Institutional Class	– 1.93	– 9.85	+ 8.84	+ 8.96	+ 6.37	+ 9.91	+ 10.99
Russell 2500TM Value Index	+ 4.37	+ 0.22	+ 8.14	+ 9.59	+ 6.52	+ 10.14	+ 11.07
Russell 2000® Value Index	+ 4.31	– 2.58	+ 6.36	+ 8.15	+ 5.15	+ 9.13	+ 10.24
S&P 500® Index	+ 2.46	+ 3.99	+ 11.66	+ 12.10	+ 7.42	+ 7.87	+ 10.00
Mid cap value strategy							12/01/89
Ariel Appreciation Fund–Investor Class	+ 0.28	– 8.19	+ 7.63	+ 9.00	+ 7.84	+ 10.39	+ 10.52
Ariel Appreciation Fund–Institutional Class	+ 0.35	– 7.87	+ 8.00	+ 9.30	+ 7.99	+ 10.46	+ 10.58
Russell Midcap® Value Index	+ 4.77	+ 3.25	+ 11.00	+ 11.70	+ 7.79	+ 10.65	+ 11.43
Russell Midcap® Index	+ 3.18	+ 0.56	+ 10.80	+ 10.90	+ 8.07	+ 10.04	+ 11.12
S&P 500® Index	+ 2.46	+ 3.99	+ 11.66	+ 12.10	+ 7.42	+ 7.87	+ 9.28
All cap value strategy							06/30/05
Ariel Focus Fund–Investor Class	+ 3.65	– 8.14	+ 4.45	+ 6.43	+ 4.31	–	+ 4.34
Ariel Focus Fund–Institutional Class	+ 3.66	– 7.96	+ 4.70	+ 6.67	+ 4.43	–	+ 4.44
Russell 1000® Value Index	+ 4.58	+ 2.86	+ 9.87	+ 11.35	+ 6.13	–	+ 6.66
S&P 500® Index	+ 2.46	+ 3.99	+ 11.66	+ 12.10	+ 7.42	–	+ 7.53
Small cap deep value strategy							01/31/11
Ariel Discovery Fund–Investor Class	– 0.60	– 20.78	– 7.87	+ 0.10	–	–	– 0.91
Ariel Discovery Fund–Institutional Class	– 0.59	– 20.65	– 7.66	+ 0.34	–	–	– 0.69
Russell 2000® Value Index	+ 4.31	– 2.58	+ 6.36	+ 8.15	–	–	+ 8.23
Russell 2000® Index	+ 3.79	– 6.73	+ 7.09	+ 8.35	–	–	+ 8.95
S&P 500® Index	+ 2.46	+ 3.99	+ 11.66	+ 12.10	–	–	+ 11.85
International all cap strategy							12/30/11
Ariel International Fund–Investor Class	– 1.42	– 3.05	+ 5.81	–	–	–	+ 6.64
Ariel International Fund–Institutional Class	– 1.36	– 2.89	+ 6.06	–	–	–	+ 6.88
MSCI EAFE Index (net)	– 1.46	– 10.16	+ 2.06	–	–	–	+ 5.98
MSCI ACWI ex-US Index (net)	– 0.64	– 10.24	+ 1.16	–	–	–	+ 4.31
Global all cap strategy							12/30/11
Ariel Global Fund–Investor Class	– 0.29	– 0.55	+ 6.92	–	–	–	+ 8.68
Ariel Global Fund–Institutional Class	– 0.22	– 0.29	+ 7.19	–	–	–	+ 8.96
MSCI ACWI Index (net)	+ 0.99	– 3.73	+ 6.03	–	–	–	+ 8.90

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 47. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK

The Brexit effect

“Strong, free trade produces large, mutually beneficial incentives that expand wealth broadly. So, as the United Kingdom exits the Union, everyone loses something because trade will decline—at least for some time. Experts expect tariffs to ramp up, hindering trade.”

-Rupal J. Bhansali, Chief Investment Officer, Ariel Global Equites

Please turn to page 17 to read Rupal Bhansali’s full letter to shareholders on the Brexit effect, performance drivers, stocks and sectors.

Portfolio manager viewpoints

With the recent volatility in the equity markets, we thought it was a good time to discuss risk, and how we manage it on behalf of our investors.

Risk management is an integral part of our investment process. Measures we take to protect our shareholders include moat and debt ratings and stress testing each portfolio company from a bottom-up perspective using various scenarios to assess potential threats. Our risk assessment considers competitive threats, corporate governance matters, capital allocation priorities, and whether a company’s business model and strategy will stand the test of time.

And yet, our managers come at the issue of risk from different perspectives based on their portfolio and the market capitalization of the companies in which they seek to invest.

We recently had the opportunity to ask each portfolio manager some in-depth questions about risk. Specifically, how they define and evaluate risk; how risk impacts their portfolios; their most important factors in evaluating risk; and finally, how they measure risk. We thought their answers were fascinating and thought provoking.

We just posted the complete set of interviews to the Portfolio Managers Perspectives portal of our Ariel website, and invite you to learn more: arielinvestments.com/pmp-risk. We hope you find their perspectives insightful.

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SHOCK AND AHHHHHH

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Although we have seen many of our names recover in recent weeks, the second quarter ending June 30, 2016 was an admittedly tough one for the Ariel flagship funds. More specifically, the small- and mid-sized companies comprising the almost 30-year old Ariel Fund fell -1.98%, compared to a +4.37% advance for the Russell 2500 Value Index and +4.31% for the Russell 2000 Value Index. And although Ariel Appreciation Fund did manage to eke out a +0.28% gain during the three-month period, its primary and secondary benchmarks performed better—with the Russell Midcap Value Index and Russell Midcap Index earning +4.77% and +3.18%, respectively. Meanwhile, the large companies comprising the S&P 500 Index increased +2.46%. The key factor uniting the losses across the aforementioned Ariel mutual funds was weakness amongst our financial names. More specifically, the financial services sector was the biggest detractor from both Ariel Fund and Ariel Appreciation Fund’s second-quarter returns. More on this later.

SHOCK AND AHHHHHH

What a year this has been and only six months have gone by! As many will recall, we first endured a v-shaped first quarter whereby stocks experienced a nasty drop for six weeks, only to then pivot and recover. Then, with just one week remaining in the second quarter, the markets crumbled in reaction to a stunning British vote to exit the European Union—only to once again pivot and recover. As The New York Times summed up so well: “Share prices were advancing steadily until British voters decided in a referendum on June 23 to leave the European Union. Although polls showed a close race throughout the ‘Brexit’ campaign, the result came as a shock—one that evidently wore off quickly, as stocks fell precipitously but then recovered nearly all of the Brexit losses in the final days of the month.”1 And so, as quickly as global markets came undone, they found their footing and breathed a huge sigh of relief.

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As many know, the European Union was meant to be the United States of Europe—a political and economic partnership of 28 member countries that grew out of the belief that European integration was the antidote to the extreme nationalism that caused the devastation of World War II. Britain was supposed to be the adult in the room, but now it wants out. In modern times, few single events have created this much uncertainty—especially when one considers London’s place as a leading financial hub; Britain’s ranking as the second-largest economy in the E.U.; and the Pound Sterling’s position as a major international trading and reserve currency. In order to fully understand the magnitude of the “leave” vote—only the second referendum in 40 years in the United Kingdom—imagine Texas seceding from the union.

“With just one week remaining in the second quarter, the markets crumbled in reaction to a stunning British vote to exit the European Union—only to once again pivot and recover.”

Initial reactions were harsh: the British Pound experienced its largest one-day loss ever, falling -10% on the news; stock markets around the globe plummeted with the Dow Jones Industrial Average shedding -870 points in just two days; and England’s Prime Minister resigned—along with other high-ranking officials. Fears of an unraveling quickly took hold. What if England was just the beginning and others such as France, the Netherlands and Sweden roused a “populist exit contagion?”2 Would Scotland—which voted to stay—break away, leaving a less united kingdom? What would happen to the more than 3 million immigrants living and working in the U.K. or the 1.2 million Brits living in the E.U.? And perhaps the biggest question of all: how do you divorce your most important trading partners and still be friends?

There is a growing view that while news headlines stoked immigration fears, everyday people did not fully understand the economic consequences of their Brexit votes. How could they? The complete ramifications of this decision will not be known for decades. What is clear is that England’s new leaders are in for a long haul. With no precedent for leaving, the process is expected to be time-consuming and arduous. In fact, senior policy leaders inside London suggest that in the absence of a change of heart—which is considered to be highly unlikely—government leaders will be consumed with treaties and trade negotiations for many years to come. Despite the lingering ambiguity, our expectation is that Warren Buffett’s brilliant insight that “markets are stronger than governments,” will once again be proven true.

“The European Union was meant to be the United States of Europe. Britain was supposed to be the adult in the room, but now it wants out.”

FINANCIALS OVERREACT

Although our funds are invested in U.S.-domiciled companies, two of our financial stocks—CBRE Group, Inc. (CBG) and JLL (JLL)—swooned on news of the Brexit vote. Last Fall, commercial real estate stocks fell over concerns of peaking real estate values, slowing global growth, and the possibility of a U.S. recession. Then the U.K.’s vote to leave the E.U. took these shares down even further. Initially, credit spreads widened significantly—marking a move away from perceived risky assets like real estate—and REITs with European exposure declined severely. Surprisingly, CBRE Group traded -17% lower in the two trading days post-Brexit, while JLL declined -16%. Initially, both companies were dramatically penalized despite the fact that when compared to the last financial crisis, their respective business mixes are now skewed towards more favorable recurring revenue streams like property and facilities management services.

It is fair to say that new possibilities as well as new challenges have surfaced for both companies since the Brexit vote. The way we see it, if this were a coin toss: heads they win, and tails they don’t lose. Certainly, we would expect opportunistic investors to take advantage of any downturn in

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the U.K. market, especially given the decline in its currency. We believe London will remain attractive for global real estate investors, as transparency and market liquidity remain advantages relative to other E.U. countries. That said, should government mayhem lead businesses to reduce their U.K. office space, CBRE Group and JLL will be in demand given their global expertise as real estate services firms. Not to mention, as they assist uprooted clients, they should be able to increase their profiles in other European locations and also potentially grow business in the U.S. It is worth noting that as this alternative reality has started to set in, both names have recovered from their unwarranted post-Brexit lows—with CBRE having rebounded +18.5% and JLL having rallied +19.9%.3

“Although our financial holdings were weak during the quarter, we remain optimistic about their longer-term prospects.”

Although our financial holdings were weak during the quarter, we remain optimistic about their longer-term prospects. And, perhaps not surprisingly, as contrarian investors we have taken advantage of recent dislocations as an opportunity to accumulate shares. The knee-jerk comparison of every market gyration to the 2008 financial crisis only serves to underscore our belief in the benefits of patient investing.

PORTFOLIO COMINGS AND GOINGS

During the second quarter, we added media company Viacom, Inc. (VIAB) to Ariel Fund. While acknowledging investor concerns toward the cable business model stemming from changing media consumption patterns and technology platforms, we view Viacom as an underappreciated security in the market. Also a current holding in Ariel Appreciation Fund, we believe Viacom’s content will provide attractive economics regardless of the distribution medium. Alternately, we did sell our remaining shares of long-time holding Gannett Co. Inc. (GCI) on the heels of its strong post-financial crisis recovery. Meanwhile, we added two new names and exited two positions in Ariel Appreciation Fund. We purchased leading global auto supplier, BorgWarner Inc. (BWA), which focuses on developing powertrain technologies that improve fuel economy, emissions and performance, in addition to being a strong player in the evolution of hybrid vehicles. Late in the quarter, just as we were accumulating shares in PrivateBancorp, Inc. (PVTB), the company announced it was being acquired. Finally, we sold Contango Oil & Gas Co. (MCF) and Newell Rubbermaid Inc. (NWL) to pursue more compelling opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

[1]	Conrad De Aenlle, “Stormy at the Top,” The New York Times, July 17, 2016, 11.
[2]	Larry Summers, http://larrysummers.com/2016/06/24/why-brexit-is-worse-for-europe-than-britain/ (accessed June 24, 2016).
[3]	CBRE hit a post-Brexit low closing price of $24.54 on July 5, 2016. As of the writing of this letter, July 26, 2016, the stock closed at $29.08. JLL hit a post-Brexit low closing price of $91.57 on July 7, 2016. On July 26, 2016, the stock closed at $109.83.

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2000 Value Index	S&P 500 Index
Consumer discretionary	31.16	9.68	10.89	13.67
Financial services	28.77	40.09	41.32	17.79
Producer durables	17.79	11.82	12.53	10.54
Health care	8.68	4.55	4.58	14.63
Materials & processing	5.50	6.33	5.32	3.06
Consumer staples	3.09	2.31	2.36	9.46
Technology	2.85	7.72	9.72	16.88
Energy	1.23	7.74	4.81	7.42
Utilities	0.00	9.76	8.46	6.54

† Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/16

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Fund–Investor Class	–1.98	– 10.13	+ 8.52	+ 8.65	+ 6.22	+ 9.84	+ 10.94
Ariel Fund–Institutional Class+	– 1.93	– 9.85	+ 8.84	+ 8.96	+ 6.37	+ 9.91	+ 10.99
Russell 2500TM Value Index	+ 4.37	+ 0.22	+ 8.14	+ 9.59	+ 6.52	+ 10.14	+ 11.07
Russell 2000® Value Index	+ 4.31	– 2.58	+ 6.36	+ 8.15	+ 5.15	+ 9.13	+ 10.24
S&P 500® Index	+ 2.46	+ 3.99	+ 11.66	+12.10	+ 7.42	+ 7.87	+ 10.00

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15)

Investor Class	1.02%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	KKR & Co. L.P.	4.0
2.	Lazard Ltd.	3.9
3.	Brady Corp.	3.8
4.	TEGNA, Inc.	3.7
5.	Meredith Corp.	3.7
6.	Kennametal Inc.	3.7
7.	Dun & Bradstreet Corp.	3.5
8.	Interpublic Group of Cos., Inc.	3.3
9.	Janus Capital Group Inc.	3.2
10.	J.M. Smucker Co.	3.1

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 47.

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Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	32.34	33.22	25.08	17.79
Consumer discretionary	23.67	8.75	16.55	13.67
Health care	16.85	4.77	9.39	14.63
Producer durables	15.41	10.68	11.58	10.54
Consumer staples	3.82	3.45	5.53	9.46
Technology	2.32	7.03	10.60	16.88
Energy	2.05	10.33	6.22	7.42
Materials & processing	0.00	6.85	6.81	3.06
Utilities	0.00	14.91	8.24	6.54

† Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/16

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Appreciation Fund–Investor Class	+ 0.28	– 8.19	+ 7.63	+ 9.00	+ 7.84	+ 10.39	+ 10.52
Ariel Appreciation Fund–Institutional Class+	+ 0.35	– 7.87	+ 8.00	+ 9.30	+ 7.99	+ 10.46	+ 10.58
Russell Midcap® Value Index	+ 4.77	+ 3.25	+ 11.00	+ 11.70	+ 7.79	+ 10.65	+ 11.43
Russell Midcap® Index	+ 3.18	+ 0.56	+ 10.80	+ 10.90	+ 8.07	+ 10.04	+ 11.12
S&P 500® Index	+ 2.46	+ 3.99	+ 11.66	+ 12.10	+ 7.42	+ 7.87	+ 9.28

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15)
Investor Class	1.12%
Institutional Class	0.79%

Top ten equity holdings (% of net assets)

1.	Zimmer Biomet Holdings, Inc.	5.2
2.	AFLAC Inc.	4.8
3.	Laboratory Corp. of America Holdings	4.5
4.	Northern Trust Corp.	4.3
5.	Stanley Black & Decker, Inc.	4.1
6.	First American Financial Corp.	4.0
7.	Omnicom Group Inc.	3.9
8.	Kennametal Inc.	3.9
9.	J.M. Smucker Co.	3.8
10.	Interpublic Group of Cos., Inc.	3.8

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 47.

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BIG BETS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund returned +3.65% in the second quarter of 2016, underperforming its primary benchmark, the Russell 1000 Value Index, which gained +4.58% but outperforming the S&P 500 Index, which increased +2.46%. Year to date, the Fund increased +5.32%, trailing the Russell 1000 Value index, which increased +6.30% but outperforming the S&P 500’s +3.84% gain. Our top-performing companies in the quarter were Barrick Gold Corp. (ABX), which benefited from the continuing rally in gold prices, and St. Jude Medical, Inc. (STJ), which agreed to be acquired by Abbott Laboratories (ABT) at a significant premium. The bronze medalist for the quarter was Lockheed Martin Corp. (LMT). The largest detractors from performance were BorgWarner Inc. (BWA), KKR & Co. L.P. (KKR) and Pier 1 Imports, Inc. (PIR).

As its name implies, Ariel Focus Fund is our most concentrated mutual fund, with only 28 holdings at quarter end. This allows us to make relatively large investments in our highest-conviction names. During the second quarter we devoted more than 5% of assets to positions in six companies: Stanley Black & Decker, Inc. (SWK), Western Union Co. (WU), International Business Machines Corp. (IBM), Oracle Corp. (ORCL), Lockheed Martin, and Zimmer Biomet Holdings, Inc. (ZBH). All six have outperformed the S&P 500 year to date. All six are excellent examples of classic Ariel holdings. First, four of six have wide economic moats1, as rated by our research team and by Morningstar2. As you know, companies with wide economic moats have at least one key sustainable competitive advantage (brand name, patents, customer relationships, economies of scale, etc.) that should enable the company to perform well as a business. According to Morningstar, fewer than 25% of all companies have wide moats.

Additionally, five of the six trade at forward P/E multiples below the current market average of 17x. All six have strong balance sheets with investment grade debt ratings. And, taken as a whole, the six have an average beta of less than 1.0. We think our largest holdings represent a quadruple threat: quality businesses; quality balance sheets; attractive valuations; and relatively low market risk.

Currently, I think the most attractive sector of the market is financials. For example, two of our investment bank financial sector holdings are excellent values according to one simple yet powerful metric: they trade at big discounts to the aggregated value of their holdings. That is, Morgan Stanley

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(MS) and Goldman Sachs Group, Inc. (GS) are trading at discounts to their tangible book values. Those book values consist substantially (although not exclusively) in traded securities with listed valuations. At quarter end Morgan Stanley’s tangible book value was $30.44, and yet it traded for $25.98. In other words, according to this straightforward mathematical calculation, we were able to own Morgan Stanley shares for 85 cents on the dollar.

While KKR does not trade at a discount to the value of its investments, its premium to book is far too low, in our opinion. KKR’s book value consists of holdings in public companies (such as First Data Corp. (FDC), Walgreens Boots Alliance (WBA) and Zimmer Biomet), plus investments in its own funds that are marked to fair value. At quarter end KKR’s book value was $11.29 while its stock traded for $12.34. In other words, shareholders receive the value of management fees on KKR’s $126 billion in assets under management plus KKR’s carried interest (their future performance fees) for about $1 per share.

“We think our largest holdings represent a quadruple threat: quality businesses; quality balance sheets; attractive valuations; relatively low market risk.”

One might ask why these very attractive financial stocks are not among our largest positions. The answer is: unlike our six largest positions, these financial stocks all have betas well above 1.0. During times of market turmoil they can (and probably will, in our opinion) underperform (as they did after the Brexit vote). They represent very attractive reward opportunities, but with risk profiles that keep them at moderate position sizes.

We mentioned in the introduction to this letter that two of the leading detractors from performance in the quarter were BorgWarner and Pier 1 Imports. BorgWarner is a leader among automotive supply companies with power-train products that reduce emissions and improve mileage. The stock has been punished due to concerns around a downturn in near-term auto sales and legal problems at Volkswagen, an important customer. We consider these issues transitory and have recently been adding to our BorgWarner position. On the other hand, we recently exited our position in Pier 1 shortly after the quarter ended. Our original thesis held that Pier 1 would benefit from a return to normal home sales and that the stock price reflected excessive fears around internet sales in home furnishings. We believed consumers would be unlikely to purchase decorations and furniture for the home without seeing products in a showroom. Recent results have shown Pier 1’s problems are more structural than we had anticipated and, as a result, we sold our shares.

“High beta stocks have generally not tended to earn higher returns over time.”

We will close with two observations on market conditions. The first relates to the Capital Asset Pricing Model (CAPM) which has had an enormous effect on financial theory and practice since it became widely taught in business schools during the 1970s. One of the theory’s central conclusions is that stocks with a high sensitivity to overall market movements (“high beta”) would require higher returns in order to compensate investors for taking undiversifiable risk. To the significant surprise of the theory’s proponents, neither higher discount rates nor higher returns have generally been observable in the real world. High beta stocks have generally tended not to earn higher returns over time. Valuation models have generally not shown the market using higher discount rates for high beta companies. However, in today’s equity market, we believe we are observing the effect predicted by CAPM. More cyclical companies and those that would be expected to underperform in a down market are being priced at lower valuations relative to their current and expected earnings, in our opinion. Examples of this high “risk premium” include alternative asset managers and auto suppliers—such as KKR and BorgWarner. Alternatively, “low beta” consumer staples and utilities stocks have seen P/E ratios driven higher (in many cases to more than 20x earnings). We are not alone in making this observation. On July 12th, Credit Suisse issued an analysis claiming that the “low volatility premium” was at its highest level since 2008 and the subsequent sovereign debt crisis—a premium never reached from 1991 through 2008. The adage

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is: “be greedy when others are fearful.” Most of the attractive stocks we are seeing today have some economic cyclicality or above-average sensitivity to the market.

“Most of the attractive stocks we are seeing today have some economic cyclicality or above-average sensitivity to the market.”

Finally, An update on one of our often repeated themes in past letters: “Inflation is coming.” Last week’s jobs report received lots of attention for the strong job creation number of 287,000. But the number that received far too little attention, in our opinion, was the average wage increase of 2.6% from the prior year. We have long argued that a tightening jobs market—combined with higher minimum wages; higher health insurance premiums; higher rents and education costs; and governments around the world scrambling to devalue their currencies to win trade advantages—would all combine to produce U.S. inflation of around 2% or even higher. We think the recent rapid increase in the price of gold is a sign markets are starting to agree. Materials and producer durables companies will benefit, and Ariel Focus Fund is well-positioned for this increase in inflationary expectations, in our opinion.

PORTFOLIO COMINGS AND GOINGS

During the second quarter, we did not initiate any positions in Ariel Focus Fund, but we sold our shares of Chesapeake Energy Corp. (CHK) in order to pursue more compelling opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

[1]	An economic moat cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.
[2]	Morningstar, Inc.’s Morningstar Economic MoatTM ranking measures the sustainability of a company’s profits and refers to how likely companies are to keep competitors at bay for an extended period. Morningstar reviews a company’s historical financial performance—companies that have generated returns on higher than their cost of capital for many years usually have a moat. Morningstar also carefully evaluates the source of a company’s excess economic profits. Source: Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Forward P/E: A measure of price-to-earnings ratio (“P/E”) using forecasted earnings for the P/E calculation. The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

Beta: A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

10	ARIELINVESTMENTS.COM

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy

Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	25.14	27.94	17.79
Health care	18.37	11.33	14.63
Technology	15.74	9.13	16.88
Producer durables	14.67	9.62	10.54
Energy	10.43	13.62	7.42
Materials & processing	7.68	3.04	3.06
Consumer discretionary	7.32	5.83	13.67
Consumer staples	0.00	8.02	9.46
Utilities	0.00	11.47	6.54
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/16

	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	+ 3.65	– 8.14	+ 4.45	+ 6.43	+ 4.31	+ 4.34
Ariel Focus Fund–Institutional Class+	+ 3.66	– 7.96	+ 4.70	+ 6.67	+ 4.43	+ 4.44
Russell 1000® Value Index	+ 4.58	+ 2.86	+ 9.87	+ 11.35	+ 6.13	+ 6.66
S&P 500® Index	+ 2.46	+ 3.99	+ 11.66	+ 12.10	+ 7.42	+ 7.53

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15) [1]	Net	Gross
Investor Class	1.00%	1.37%
Institutional Class	0.75%	1.07%

Top ten equity holdings (% of net assets)

1.	Stanley Black & Decker, Inc.	5.7
2.	Oracle Corp.	5.4
3.	International Business Machines Corp.	5.4
4.	Lockheed Martin Corp.	5.2
5.	Western Union Co.	5.2
6.	Zimmer Biomet Holdings, Inc.	5.1
7.	Laboratory Corp. of America Holdings	5.0
8.	St. Jude Medical, Inc.	4.2
9.	Morgan Stanley	4.1
10.	Barrick Gold Corp.	4.1

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 47.

800.292.7435	11

PUTTING SOME SKIN IN THE GAME

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Given continued market volatility, capped off by the wildly unexpected decision by British voters to “Brexit”, our portfolio ended the quarter with nearly break-even returns and remain behind their value benchmarks year-to-date.

Average annual total returns as of 06/30/16

	2Q16	Year-to-date	1-year	3-year	5-year	Since inception*
Ariel Discovery Fund	– 0.60%	+ 1.59%	– 20.78%	– 7.87%	+ 0.10%	– 0.91%
Russell 2000® Value Index	+ 4.31	+ 6.08	– 2.58	+ 6.36	+ 8.15	+ 8.23
Russell 2000® Index	+ 3.79	+ 2.22	– 6.73	+ 7.09	+ 8.35	+ 8.95
S&P 500® Index	+ 2.46	+ 3.84	+ 3.99	+ 11.66	+ 12.10	+ 11.85
*	The inception date for Ariel Discovery Fund is 01/31/11.

We remain quite optimistic about the future of our portfolio for three reasons: the deep discounts to our estimates of fair value, the solid fundamentals we observe, and a new, striking uptick in insider buying that began early this year. The third reason will be this letter’s focus.

INSIDER BUYING

Putting your money where your mouth is…

Having a horse in the race…

Placing some skin in the game…

Having a dog in the hunt…

These colorful idioms reportedly have origins anywhere from Irish pubs to Warren Buffett, to Texas folklore to Shakespeare’s Merchant of Venice. They all suggest a financial stake in the outcome of an event will influence one’s attitude and behavior toward the event. This is why insider ownership is one of the most important considerations in our deep value strategies; we seek to be long-term partners with managers and directors whose incentives are clearly aligned with shareholders.

12	ARIELINVESTMENTS.COM

“Insider ownership is one of the most important considerations in our deep value strategies; we seek to be long-term partners with managers and directors whose incentives are clearly aligned with shareholders.”

Virtually all of our holdings satisfy that criterion, with securities such as RealNetworks, Inc. (RNWK), Skullcandy, Inc. (SKUL) and Pendrell Corp. (PCO) boasting insider ownership of 44%, 32% and 27%, respectively.1 Lately we have seen significant buying in our names, often from multiple officers, directors or both. There has been much more of this activity during the first half of this year versus the same period in 2015, where net buying was virtually nonexistent. This suggests corporate insiders see their stocks as undervalued, believe better times are ahead, or even the combination of the two.

Academic research says insider buying is a key signal. A review of the work leads to the following conclusions:

•	Insider buying is positively correlated with future outperformance.[2]

•	The signal from buys is stronger than that from sells.[3]

•	Insider buying by senior management and directors is more powerful than that of large shareholders.[4]

•	Insider activity is an especially powerful signal for small firms.[5]

Since year-end, there have been meaningful out-of-pocket purchases at roughly one-third of the companies in each of our strategies.6 When a CEO or director puts their own money at risk, it is a much stronger signal than stock and option grants. That is especially true at small- and micro-cap companies, where salaries are generally lower compared to those at large entities.

The frequency of buying was eye-catching in our various portfolios:

•	Ballantyne Strong, Inc. (BTN) – Although insiders (including CEO Kyle Cerminara’s investment firm Fundamental Global Investors) already owned roughly 20% of the company in 2015, Cerminara bought shares in May. Plus, Fundamental Global Investors added 36,000 shares worth nearly $200,000 to the 16% already owned. Finally, the CFO and two division presidents made a total of 18 different purchases. Ballantyne has staged a solid recovery since Cerminara revamped the company’s board and management beginning in 2015.

•	Brink’s Co. (BCO) – This small-cap deep value holding has been the subject of an activist campaign from Starboard Value L.P., which led to the June 10th appointment of Douglas Pertz as CEO. Pertz has a great turnaround record, and his commitment to and confidence in Brink’s showed in his immediate purchase of $2.5 million in stock with his own money.

•	Imation Corp. (IMN) – Imation was the subject of a successful proxy contest run by Clinton Group in 2015. Interim CEO Robert Fernander was appointed in October 2015 and took a compensation plan heavily tilted toward long-term stock ownership.[7] He also bought stock three different times this year. Clinton Group has also purchased additional shares, as has Chair Joe De Perio.

•	Orion Energy Systems, Inc. (OESX) – This energy efficient lighting company has been a disappointment to us so far. A recently announced order to supply retrofit LED lights to a major retailer over the next two to three years lends credence to management’s assertion that business is improving. So we are pleased to see 12 open market purchases in 2016 from the CEO, CFO, an EVP, and a director. CFO Bill Hull, who joined last fall, has bought more than $220,000 of stock this year; his base salary is just $315,000.

We believe the jump in buying during 2016 shows the confidence of managers and directors in their firms. This adds to our already adamant belief that our portfolios are extremely well-positioned going forward.

800.292.7435	13

“There has been much more insider buying during the first half of this year versus the same period in 2015, where net buying was virtually nonexistent.”

WINNERS AND LOSERS

The top performer during the quarter was Skullcandy, up +72.47%, as the company agreed to be acquired for $5.75 per share and then received a competing offer of $6.05 per share. Spartan Motors Inc. (SPAR) returned +59.80%, and Electro Rent Corp. (ELRC) rose by +41.14% before our final sale in the wake of its agreement to be acquired. On the downside, SeaChange Intl, Inc. (SEAC) lost -42.21%, Bristow Group Inc. (BRS) fell by -39.41% and Erickson Inc. (EAC) dropped -30.97% before our final sale.

For the first six months of 2016, the top-performing names were Spartan Motors, gaining +102.97%, Contango Oil & Gas (MCF), returning +90.95% and CRA International, Inc. (CRAI), up by +47.83% since our initial purchase earlier this year in February. On the downside were Bristow Group, SeaChange and Orion Energy Systems, Inc., losing -55.53%, -52.67% and -46.54%, respectively.

PORTFOLIO COMINGS AND GOINGS

We sold Electro Rent Corp. when the company agreed to be acquired by Platinum Equity, as mentioned earlier. In addition, we completed the sales of Rentech, Inc. (RTK), Rubicon Technology, Inc. (RBCN) and Erickson because we deemed the company market capitalizations too small for this portfolio. We added one new holding:

•	Glu Mobile Inc. (GLUU) – This company develops, publishes and markets games for smartphones and tablets. Several of the company’s games feature celebrities, with Kim Kardashian: Hollywood being the biggest success to date. With no debt and more than half of its market capitalization in cash, we believe our investment offers the potential downside protection[8] we seek. The increasing use of smartphones and social media should further drive demand for mobile games and should position the company to reward patient shareholders.

“Since year-end, there have been meaningful out-of-pocket purchases at roughly one-third of the companies in each of our strategies.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley
Lead portfolio manager

14	ARIELINVESTMENTS.COM

DAVID MALEY FEATURED

IN THE WALL STREET

TRANSCRIPT

David Maley, Lead Portfolio Manager of Ariel Discovery Fund, was featured in the June 6, 2016 edition of The Wall Street Transcript. Here’s an excerpt of how David describes his approach to deep value investing:

“We take a very long-term approach, seeking a margin of safety in the spirit of Graham and Dodd. It’s a very contrarian approach. We think of ourselves as owners of businesses, not renters of stocks, and our goal is to identify mispriced assets. We believe, at the very small end of the market, there are some significant short- and intermediate-term inefficiencies.”

To read the full interview, visit our award-winning website at arielinvestments.com/wst.

CORRECTION

In the March 31, 2016 Semi-Annual Report, the Financial Highlights table for Ariel Discovery Fund (page 49) included an error. Under the column titled “Six months ended March 31, 2016 (Unaudited)”, the “income from investment operations” and “distributions to shareholders” sections contained incorrect data. Please note, this did not affect your net asset value or total return for the period.

A corrected version of the March 31, 2016 Semi- Annual Report was filed with the SEC and is available on arielinvestments.com.

We greatly value the trust you have placed in our firm and sincerely apologize for this error.

[1]	FactSet Research Systems. RealNetworks, Inc., Skullcandy, Inc., and Pendrell Corp.: Inside Ownership. Retrieved July 19, 2016, from FactSet database.
[2]	Seyhun, H. Nejat, “Insiders’ Profits, Costs of Trading, And Market Efficiency,” Journal of Financial Economics 16, 1986.
[3]	Tavakoli, Manouchehr, David McMillan and Phillip J. McKnight, “Insider Trading and Stock Prices,” International Review of Economics and Finance 22, 2012.
[4]	Tavakoli, McMillan and McKnight.
[5]	Foley, Sean, Amy Kwan, Thomas H. McInish, and Richard Philip, “Director Discretion and Insider Trading Profitability,” Pacific-Basin Finance Journal 39, 2016.
[6]	To analyze this highly conspicuous trend, we captured all SEC Form 4 filings for our holdings. We then separated the data into categories and focused only on open-market purchases and sales.
[7]	He will only receive shares upon stock price returns of 100%-300%.
[8]	Attempting to purchase with downside protection cannot protect investors against loss resulting from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

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Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	Russell 2000 Index	S&P 500 Index
Consumer discretionary	27.01	10.89	14.30	13.67
Technology	21.31	9.72	14.29	16.88
Financial services	12.85	41.32	26.45	17.79
Producer durables	12.16	12.53	13.17	10.54
Utilities	8.17	8.46	5.44	6.54
Energy	5.69	4.81	2.83	7.42
Materials & processing	3.99	5.32	7.13	3.06
Health care	2.32	4.58	13.53	14.63
Consumer staples	0.00	2.36	2.86	9.46

† Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/16

	Quarter	1-year	3-year	5-year	Since inception
Ariel Discovery Fund–Investor Class	– 0.60	– 20.78	– 7.87	+ 0.10	– 0.91
Ariel Discovery Fund–Institutional Class+	– 0.59	– 20.65	– 7.66	+ 0.34	– 0.69
Russell 2000® Value Index	+ 4.31	– 2.58	+ 6.36	+ 8.15	+ 8.23
Russell 2000® Index	+ 3.79	– 6.73	+ 7.09	+ 8.35	+ 8.95
S&P 500® Index	+ 2.46	+ 3.99	+ 11.66	+ 12.10	+ 11.85

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15) [1]	Net	Gross
Investor Class	1.25%	2.10%
Institutional Class	1.00%	1.29%

Top ten equity holdings (% of net assets)

1.	ORBCOMM, Inc.	5.5
2.	Gaiam, Inc.	5.3
3.	Rosetta Stone Inc.	5.3
4.	RealNetworks, Inc.	5.2
5.	Cowen Group, Inc.	4.7
6.	Team, Inc.	4.0
7.	Brooks Automation, Inc.	3.8
8.	Century Casinos, Inc.	3.6
9.	XO Group Inc.	3.6
10.	Telenav Inc.	3.3

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class. Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 47.

16	ARIELINVESTMENTS.COM

BREXIT: AN INTERNATIONAL INFLECTION POINT

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Global equity markets were flat to up—until the Brexit vote in late June. Then there was a sharp fall and a remarkable jump back up. All told it was a rather wild ride to non-descript, yet mildly disappointing returns for the major indexes. Over this strange, short-term period, our funds had mildly sub-par performance in our view. Ariel International Fund fell -1.42%, landing between the MSCI EAFE Index’s -1.46% slide and the MSCI ACWI ex-USA Index’s -0.64% dip. Meanwhile, Ariel Global Fund returned -0.29%, short of the MSCI ACWI Index’s +0.99% gain.

Clearly, by far the biggest event in global investing this quarter was the vote by British citizens to “Leave” the European Union: Brexit. Although almost no expert went so far as to declare “Remain” the certain winner before the vote, it was definitely the expected outcome. So, then, why do we think the vote occurred as it did—a 52% to 48% split in favor of Brexit? We are interested far more in economics than politics, but occasionally the latter has a heavy impact on the former.

With that in mind, we think a populist wave sweeping the democratic world won the day on June 23rd. That is, we do not see this decision as the rational result of clear thought and extensive knowledge; it seems clear to us the economically sound thing to do was remain in the E.U. Indeed, it seems that all too many British citizens did not truly grasp the importance of the vote—and especially all its implications. As you know, many in the developed world see themselves as left out or disenfranchised by globalization and control of global elites—those in politics as well as in business. For instance, in the United States, unrest is taking many forms—even disparate ones. Obviously, as you have clearly seen in the Presidential primaries, it has overturned politics as usual. Indeed, many are clearly frustrated and seem to be voting against something rather than for someone. And this wave is very widespread and not limited to our country: indeed, it took its strongest form, to date, in Great Britain with Brexit.

It is worth noting, as an aside, that this populist rise has so far been limited to rich nations and is not appearing in emerging markets. Indeed, populism is ebbing rather than

800.292.7435	17

rising there. For example, in India the populist Congress party was recently voted out of power; in Argentina conservative Mauricio Macri ousted his populist predecessor Cristina Fernández de Kirchner in 2015.

“Clearly, by far the biggest event in global investing this quarter was the vote by British citizens to ‘Leave’ the European Union: Brexit.”

Now, back to Brexit. We think this collective decision has broad, international implications—and certainly some are negative, at least for the time being. The most important shift stemming from Great Britain’s departure from the E.U. will be in international trade. That is, members of the European Union have extremely favorable, nearly frictionless trade across borders. Free trade is the most effective form of trade, which we say as a historical observation and an economic truism—not as a political belief. Strong, free trade produces large, mutually beneficial incentives that expand wealth broadly. So, as the United Kingdom exits the Union, everyone loses something because trade will decline—at least for some time. Experts expect tariffs to ramp up, hindering trade.

Additionally, the current path reduces the stability that has existed for six decades. One of the most obvious economic effects to the E.U., as a whole, is that the U.K. contributes roughly 12% of the overall E.U. governmental budget. So, either the Union will have to make budget cuts or it will have to raise more money from its member nations—creating, in effect, a tax hike for many European citizens. And although we think it relatively unlikely, the success of the British populist movement could potentially fan the flames of unrest in other nations.

To be sure, Brexit has the most critical implications in the United Kingdom. In our view, the British have gained nothing and lost a lot. First and foremost, given that the Scottish voted overwhelmingly to remain a part of the European Union, they may seek to bolt from the United Kingdom, which would cause disruption, especially in financial services. Second, Standard & Poor’s has already downgraded the U.K. from AAA to AA, and Fitch and Moody’s have made similar adjustments. Downgraded credit will increase borrowing costs across the nation, especially for the government, but also for businesses. Finally, the large disruption hitting the financials sector, especially in banking, is already front page news. London stands to be hit hard financially by an exodus of bankers and traders to the mainland. Given all that, we think the rebound in British stock prices has been premature.

“We think this collective decision has broad, international implications—and certainly some are negative, at least for the time being.”

The news is certainly not all negative, however; there are some likely benefits for Great Britain. The country will likely create a sound fiscal and monetary policy with its newfound independence. And without the influence of the E.U., the country can now run domestic policies to suit its own populace. We believe the new administration will likely deregulate areas of the economy, lower taxes and offer broad incentives designed to offset Brexit fears. Keep in mind, the country was in austerity mode until quite recently, but now the new government has the option of moving into stimulus. Finally, the weakness in the British Pound is actually another organic form of stimulus to British citizens and businesses.

Now to the investment implications. As long-term investors, who seek inflection points and misunderstood growth possibilities, we see some of the current market dislocations as misunderstandings, and thus potential opportunities. (There are, of course, other fallen stocks and industries that seem to us a proper reflection of the new reality.) We think the most obvious group of potential opportunities is in British multinationals with heavy business abroad. All too often investors shun companies irrationally because of their technical domicile. Yet a truly multinational company that happens to be headquartered in London does not stand to lose any more business than

18	ARIELINVESTMENTS.COM

one based in Paris or Berlin. On the other hand, pure-play British companies do stand to suffer in the short term as growth rates are likely to ebb somewhat. Keep in mind, we do think there is a significant chance the United Kingdom will lower corporate tax rates in order to dissuade companies from relocating to the continent.

“We see some of the current market dislocations as misunderstandings, and thus potential opportunities.”

All told, we think the Brexit vote is indeed an inflection point, a moment where politics had a heavy impact on economics. For the time being, much of that impact is indeed negative. Yet we think Europe and Great Britain will muddle through for some time, and then the upward trajectory of growth will lift. As long-term thinkers and investors, we are by no means dismayed by this large shift. Larger ones have occurred before, and yet business goes on and builds wealth. For our part, we will focus on the individual companies we think most likely to expand and profit—even though the market prices them as if they are unlikely to do so.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali

Portfolio manager

CORRECTION

In the March 31, 2016 Semi-Annual Report, the Financial Highlights table for Ariel International Fund and Ariel Global Fund (pages 50 and 51) included an error. Under the column titled “Six months ended March 31, 2016 (Unaudited)”, the “income from investment operations” and “distributions to shareholders” sections contained incorrect data. Please note, this did not affect your net asset value or total return for the period.

A corrected version of the March 31, 2016 Semi-Annual Report was filed with the SEC and is available on arielinvestments.com.

We greatly value the trust you have placed in our firm and sincerely apologize for this error.

800.292.7435	19

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Information technology	16.37	5.35	8.93
Telecommunication services	15.93	5.15	5.31
Consumer staples	12.37	13.33	11.66
Financials	11.48	22.34	24.44
Health care	11.43	12.38	9.41
Consumer discretionary	10.36	12.11	11.34
Utilities	3.17	3.92	3.61
Energy	2.14	5.21	6.86
Industrials	1.55	13.33	11.31
Materials	0.81	6.88	7.15

*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 06/30/16

	Quarter	1-year	3-year	Since inception
Ariel International Fund–Investor Class	– 1.42	– 3.05	+ 5.81	+ 6.64
Ariel International Fund–Institutional Class	– 1.36	– 2.89	+ 6.06	+ 6.88
MSCI EAFE Index (gross)	– 1.19	– 9.72	+ 2.52	+ 6.49
MSCI EAFE Index (net)	– 1.46	– 10.16	+ 2.06	+ 5.98
MSCI ACWI ex-US Index (gross)	– 0.40	– 9.80	+ 1.62	+ 4.81
MSCI ACWI ex-US Index (net)	– 0.64	– 10.24	+ 1.16	+ 4.31

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15) [1]	Net	Gross
Investor Class	1.26%	3.49%
Institutional Class	1.01%	2.68%

Top ten companies^ (% of net assets)

1.	GlaxoSmithKline plc	5.9
2.	Roche Holding AG	5.4
3.	China Mobile Ltd.	5.2
4.	Deutsche Boerse AG	4.9
5.	Ahold N.V.	4.6
6.	Nokia Corp.	4.5
7.	Dialog Semiconductor plc	4.3
8.	Reckitt Benckiser Group plc	3.9
9.	Baidu, Inc.	3.1
10.	Telefonica Deutschland Holding	3.0

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (%)
United Kingdom	14.35
Germany	12.91
Japan	12.80
Switzerland	9.16
China	8.42
Netherlands	6.69
France	4.59
Finland	4.55
United States	4.16
Spain	2.47

[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2017. For the year ended 9/30/15, the net expense ratios for both Classes of the Fund rounded above the expense caps due to interest expense which is excluded from the expense reimbursement. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets. Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 47.

20	ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index
Health care	22.72	12.40
Information technology	19.83	14.84
Telecommunication services	11.63	4.03
Consumer discretionary	11.19	12.26
Financials	10.86	19.71
Consumer staples	4.64	10.98
Utilities	3.96	3.63
Energy	2.71	7.02
Industrials	1.98	10.22
Materials	0.26	4.91

*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 06/30/16

	Quarter	1-year	3-year	Since inception
Ariel Global Fund–Investor Class	– 0.29	– 0.55	+ 6.92	+ 8.68
Ariel Global Fund–Institutional Class	– 0.22	– 0.29	+ 7.19	+ 8.96
MSCI ACWI Index (gross)	+ 1.19	– 3.17	+ 6.60	+ 9.51
MSCI ACWI Index (net)	+ 0.99	– 3.73	+ 6.03	+ 8.90

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/15) [1]	Net	Gross
Investor Class	1.25%	2.71%
Institutional Class	1.00%	1.30%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	5.8
2.	Gilead Sciences, Inc.	5.6
3.	GlaxoSmithKline plc	5.6
4.	Roche Holding AG	5.2
5.	China Mobile Ltd.	5.0
6.	Baidu, Inc.	5.0
7.	Johnson & Johnson	4.5
8.	Harman Intl Industries, Inc.	3.4
9.	Deutsche Boerse AG	3.3
10.	Nokia Corp.	3.3

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (%)
United States	40.02
China	10.16
United Kingdom	7.30
Switzerland	6.99
Germany	6.68
Japan	5.25
Finland	3.26
France	2.83
Netherlands	2.63
Spain	1.49

[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets. Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 47.

800.292.7435	21

Brooks Automation, Inc. (NASDAQ: BRKS)
15 Elizabeth Drive
Chelmsford, MA 01824
978.262.2400 | brooks.com

Founded in 1978 and based in Chelmsford, Massachusetts, Brooks Automation is a leading provider of automation and cryogenic solutions for various markets ranging from semiconductor manufacturing to the life sciences. The company has its roots in the semiconductor industry, offering automated handling and cryogenic vacuum equipment used in mission-critical semiconductor manufacturing processes. Brooks’ technologies help its semiconductor customers improve manufacturing efficiencies, thereby increasing their profits in the process. Some of these technologies are also applied to Brooks’ relatively young life sciences business. In this regard, Brooks’ products and services help preserve and track biological and chemical samples that are vital to the efforts of many leading research institutions.

STRONG FUNDAMENTALS

We were originally attracted to the firm’s clean balance sheet, cheap asset valuation and strong corporate governance profile. At the time of our initial investment, softness in the semiconductor industry was a negative influence. Fortunately, Brooks Automation’s debt-free balance sheet and large cash position dampened the effects of the cyclicality. Furthermore, the value of the fledgling life sciences business was not reflected in the stock price.

Over the last few years, our appreciation for the company’s leadership has strengthened. Led by CEO Steve Schwartz, the team has executed a textbook capital allocation game plan by divesting non-core and commoditized business units and eliminating excess expenses to reduce cyclicality in its semiconductor business. Smart bolt-on acquisitions have also served to strengthen its portfolio and position the company for future growth.

LEVERAGING CAPABILITIES TO MEET NEW DEMAND

Although the semiconductor industry is on better footing this year in spite of the aforementioned favorable changes, the stock remains underappreciated. Most of this weakness centers on the uncertainty surrounding the life sciences growth strategy. In 2011, Brooks Automation identified the life sciences – the biological sample storage segment in particular – as an underserved market where it could apply its core automation and cryogenic expertise. The market had traditionally relied on manual cold storage units, which presented two problems: sample degradation and traceability concerns. This was obviously not ideal – especially given the fragility and importance of these samples. Explosive demand has been fueled by the mapping of the human genome and focus on personalized medicine. By bolstering its core automation and cryogenic competencies with capabilities gained through acquisitions, the company now offers a comprehensive suite of storage solutions – automated cold storage systems, consumables and services – that allow research institutions to accurately monitor, catalog, transport and preserve samples. As it stands today, Brooks Automation is now the #1 player in the $1.3b sample storage market, which is expected to grow 15% for the next several years. More importantly, despite some bumps in the road, its life sciences segment should be profitable by the end of this year.

ATTRACTIVE OPPORTUNITY

In our view the company is at an inflection point, given its leverage to key semiconductor technology trends, life sciences progress and lean cost structure. Although the market continues to ignore much of the value in the life sciences business, we continue to believe its long-term potential is robust.

22	ARIELINVESTMENTS.COM

St. Jude Medical Inc. (NYSE: STJ)
One St. Jude Medical Drive
St. Paul, MN 55117
651.756.2000 | sjm.com

St. Jude Medical develops and manufactures innovative medical devices focusing on the $23 billion market for cardiac care and electrical pulse therapy for chronic pain. The company operates five global segments: Heart Failure (heart monitoring systems, circulatory support devices); Cardiac Rhythm Management (pacemakers, ICDs-Implantable Cardioverter Defibrillators, remote monitoring devices); Cardiovascular Products (tissue heart valves, heart valve repair products); Atrial Fibrillation (cardiac ablation catheters, cardiac lab systems); and Neuromodulation (electrical pulse therapy products).

SHORT-TERM OBSTACLES PROVIDE LONG-TERM INVESTING OPPORTUNITY

We initiated a position in St. Jude Medical in December 2009 for Ariel Appreciation Fund at a price of $36.99. Following a Journal of the American Medical Association (JAMA) article in 2011, there was concern that doctors were unnecessarily implanting pacemakers and ICDs in patients. There were also pricing pressures and product quality concerns. These issues, combined with a weak healthcare environment during the economic downturn, caused a sharp reversal in growth rates. We believed the market would eventually stabilize, which has since occurred. Additionally, St. Jude, along with most competitors in the medical technology environment, has experienced average selling price deflation within its core products due to escalating healthcare spending and increased hospital purchasing power through mergers. While we expected small pricing declines to continue, we felt Wall Street was overly pessimistic with their estimates. Finally, product liability concerns about a discontinued line crossed over to the company’s newer heart lead products (wires connecting the heart device to the heart). After extensive analytical work, we concluded the old technological concerns would not seriously impact the newer line, which has proven to be the case.

INNOVATIVE PRODUCTS FOR AN AGING POPULATION

After addressing the obstacles faced by the company, we believed the cardiac space would continue to grow due to an increased insured population, preventive heart care, strong survival rates in heart attack patients, and the continued aging of the global population. We view St. Jude Medical as the leading high-tech, medical device company boasting an innovative product pipeline. Throughout its earlier challenges, St. Jude’s management team has been able to allocate capital for dividend payments, share repurchases and complementary acquisitions.

LONG-TERM FOCUS IS REWARDED

In April 2016, our thesis was confirmed when Abbott Laboratories announced its acquisition of St. Jude Medical for $85 per share at the time of the announcement.

800.292.7435	23

Zebra Technologies (NASDAQ: ZBRA)
3 Overlook Point
Lincolnshire, IL 60069
847.634.6700 | zebra.com

Founded in 1969 and headquartered in Lincolnshire, Illinois, Zebra Technologies is a leading global supplier of asset tracking solutions—technology that tags and monitors assets for real-time visibility into inventory and its movement.

The company’s legacy business includes manufacturing thermal printers, which produce the barcodes used in managing global supply chains. More recently, Zebra acquired Motorola’s enterprise business, adding mobile computers, handheld scanners and cloud-based software to its offerings. Today its products are used by 95% of the Fortune 500 companies. Over the long-term, there is no one better positioned to benefit from the growing global demand for asset intelligence. And yet, recent macroeconomic uncertainty both domestically and abroad has distracted investors from this view.

A PAUSE IN THE SECULAR GROWTH STORY

Over the past few quarters, Zebra’s revenue growth has slowed. Heightened macroeconomic uncertainty, particularly in North America and the United Kingdom, has forced some customers to put capital spending on hold. Looking out over the horizon, however, intelligent asset tracking is more critical than ever. In retail, Zebra’s solutions are critical to creating a seamless omni-channel customer experience. In transportation and logistics, its products improve efficiencies across the entire chain—from picking and storing, to shipping and receiving. Finally, in healthcare, sophisticated identification labels synced to electronic health records can greatly improve patient care and reduce common instances of human error.

REALIZING SYNERGIES

Over the next year and a half, Zebra will fully integrate its acquisition of Motorola’s enterprise business, realizing meaningful synergies and strengthening its competitive positioning. The cost synergies alone are expected to total $200 million, with $130 million already realized and the remaining $70M expected by the end of next year. Strategically, the acquisition has already added much-needed enterprise products such as mobile computers, scanners and cloud-based software. Now armed with a complete end-to-end solution, Zebra is the first call for Chief Information Officers’ enterprise asset intelligence needs. Across its key markets, it is the leading player by market share in mobile computing, data capture, radio frequency identification (RFID) and barcode printing.

IMPROVING FINANCIALS

The debt Zebra issued to finance the Motorola acquisition is currently obscuring the company’s ultimate economic potential. For patient investors, this is an opportunity to benefit ahead of the inflection point. Over the next couple of years, management’s top capital allocation priority is to aggressively pay down debt. A return to revenue growth combined with realized cost synergies and reduced interest expense should meaningfully improve Zebra’s cash generating power. Management’s long-term targets are 4% to 5% revenue growth and 18% to 20% EBITDA margins, resulting in significantly improved free cash flow generation.

A LONG-TERM VIEW

At current levels, investors are caught up in the near-term macroeconomic uncertainty, while ignoring the company’s improving strategic and financial positioning. When we look beyond the noise, we see Zebra Technologies as a rare example of an industry leader in a growing industry selling at an attractive price. As of June 30, 2016, shares traded at $50.10, a 51% discount to our private market value of $102.80.

24	ARIELINVESTMENTS.COM

Ariel Fund statistical summary	06/30/16 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 06/30/16	Low	High	2014 actual calendar	2015 actual calendar	Forward 12 months estimate	2014 actual P/E	2015 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	12.24	3.68	14.14	(1.15)	(2.59)	(1.02)	NM	NM	NM	237
Bristow Group Inc.	BRS	11.41	10.80	53.63	4.44	2.18	0.02	2.6	5.2	570.5	399
MTS Systems Corp.	MTSC	43.84	41.68	69.70	3.55	2.94	2.98	12.3	14.9	14.7	646
DeVry Education Group Inc.	DV	17.84	15.36	32.18	2.79	2.44	2.50	6.4	7.3	7.1	1,122
MSG Networks, Inc.	MSGN	15.34	15.13	84.53	N/A	N/A	2.09	N/A	N/A	7.3	1,149
International Speedway Corp.	ISCA	33.45	28.96	37.87	1.45	1.44	1.62	23.1	23.2	20.6	1,525
Brady Corp.	BRC	30.56	18.46	32.76	1.65	1.42	1.80	18.5	21.5	17.0	1,536
Sotheby’s	BID	27.40	18.86	45.74	2.05	2.08	1.70	13.4	13.2	16.1	1,632
Kennametal Inc.	KMT	22.11	15.11	34.61	2.74	2.26	1.63	8.1	9.8	13.6	1,762
Anixter Intl Inc.	AXE	53.28	37.61	70.29	5.91	5.29	4.81	9.0	10.1	11.1	1,778
Simpson Manufacturing Co., Inc.	SSD	39.97	30.25	40.00	1.56	1.41	1.78	25.6	28.3	22.5	1,931
U.S. Silica Holdings, Inc.	SLCA	34.47	13.48	35.66	2.23	0.22	(0.08)	15.5	156.7	NM	2,188
Meredith Corp.	MDP	51.91	35.03	53.11	3.26	3.45	3.99	15.9	15.0	13.0	2,313
Janus Capital Group Inc.	JNS	13.92	11.07	17.46	0.84	0.96	1.00	16.6	14.5	13.9	2,574
Zebra Technologies Corp.	ZBRA	50.10	48.51	117.00	3.61	4.78	5.35	13.9	10.5	9.4	2,619
Littelfuse, Inc.	LFUS	118.19	82.53	124.59	5.09	5.45	6.60	23.2	21.7	17.9	2,650
Graham Holdings Co.	GHC	489.54	425.14	723.70	43.29	39.25	23.86	11.3	12.5	20.5	2,758
Fair Isaac Corp.	FICO	113.01	77.57	115.87	3.05	3.24	4.00	37.1	34.9	28.3	3,521
Lazard Ltd	LAZ	29.78	26.21	59.82	3.20	3.74	3.26	9.3	8.0	9.1	3,775
Charles River Laboratories Intl, Inc.	CRL	82.44	59.99	87.95	3.46	3.76	4.55	23.8	21.9	18.1	3,884
Bio-Rad Laboratories, Inc.	BIO	143.02	122.03	152.38	5.28	4.75	5.23	27.1	30.1	27.3	4,204
The Madison Square Garden Co	MSG	172.51	139.10	184.67	N/A	N/A	1.53	N/A	N/A	112.8	4,221
JLL	JLL	97.45	96.38	179.97	8.80	10.23	10.16	11.1	9.5	9.6	4,397
First American Financial Corp.	FAF	40.22	31.74	43.16	2.04	2.74	2.91	19.7	14.7	13.8	4,407
Dun & Bradstreet Corp.	DNB	121.84	85.99	128.87	7.73	7.25	7.58	15.8	16.8	16.1	4,411
TEGNA, Inc.	TGNA	23.17	21.11	33.40	N/A	1.78	2.55	N/A	13.0	9.1	5,042
KKR & Co. L.P.	KKR	12.34	8.00	24.79	1.84	1.21	1.10	6.7	10.2	11.2	5,505
CBRE Group, Inc.	CBG	26.48	22.74	38.76	1.68	2.05	2.41	15.8	12.9	11.0	8,879
Snap-on Inc.	SNA	157.82	133.09	174.52	6.94	8.10	9.41	22.7	19.5	16.8	9,175
Interpublic Group of Cos., Inc.	IPG	23.10	18.16	24.82	1.07	1.25	1.44	21.6	18.5	16.0	9,296
Western Union Co.	WU	19.18	16.02	20.62	1.70	1.73	1.77	11.3	11.1	10.8	9,431
Mattel, Inc.	MAT	31.29	19.45	34.76	1.83	1.39	1.65	17.1	22.5	19.0	10,651
Laboratory Corp. of America Holdings	LH	130.27	97.79	131.99	6.80	7.91	9.00	19.2	16.5	14.5	13,301
Mohawk Industries, Inc.	MHK	189.76	148.56	212.16	8.42	10.56	12.76	22.5	18.0	14.9	14,058
Royal Caribbean Cruises Ltd.	RCL	67.15	64.21	103.40	3.47	4.83	6.30	19.4	13.9	10.7	14,494
Northern Trust Corp.	NTRS	66.26	54.38	79.25	3.41	3.85	4.52	19.4	17.2	14.7	15,118
Viacom, Inc.	VIAB	41.47	30.11	65.47	5.47	5.51	4.96	7.6	7.5	8.4	16,430
J.M. Smucker Co.	SJM	152.41	104.30	152.60	5.14	6.73	7.78	29.7	22.6	19.6	17,726

Note: Holdings are as of June 30, 2016. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2016 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2016 stock price. NM=Not Meaningful.

800.292.7435	25

Ariel Appreciation Fund statistical summary	06/30/16 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 06/30/16	Low	High	2014 actual calendar	2015 actual calendar	Forward 12 months estimate	2014 actual P/E	2015 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group Inc.	BRS	11.41	10.80	53.63	4.44	2.18	0.02	2.6	5.2	570.5	399
MSG Networks, Inc.	MSGN	15.34	15.13	84.53	N/A	N/A	2.09	N/A	N/A	7.3	1,149
Houlihan Lokey, Inc.	HLI	22.37	18.22	26.75	N/A	1.27	1.71	N/A	17.6	13.1	1,461
International Speedway Corp.	ISCA	33.45	28.96	37.87	1.45	1.44	1.62	23.1	23.2	20.6	1,525
Kennametal Inc.	KMT	22.11	15.11	34.61	2.74	2.26	1.63	8.1	9.8	13.6	1,762
Anixter Intl Inc.	AXE	53.28	37.61	70.29	5.91	5.29	4.81	9.0	10.1	11.1	1,778
PrivateBancorp, Inc.	PVTB	44.03	31.18	45.79	1.94	2.32	2.59	22.7	19.0	17.0	3,493
Lazard Ltd	LAZ	29.78	26.21	59.82	3.20	3.74	3.26	9.3	8.0	9.1	3,775
Bio-Rad Laboratories, Inc.	BIO	143.02	122.03	152.38	5.28	4.75	5.23	27.1	30.1	27.3	4,204
The Madison Square Garden Co	MSG	172.51	139.10	184.67	N/A	N/A	1.53	N/A	N/A	112.8	4,221
JLL	JLL	97.45	96.38	179.97	8.80	10.23	10.16	11.1	9.5	9.6	4,397
First American Financial Corp.	FAF	40.22	31.74	43.16	2.04	2.74	2.91	19.7	14.7	13.8	4,407
TEGNA, Inc.	TGNA	23.17	21.11	33.40	N/A	1.78	2.55	N/A	13.0	9.1	5,042
KKR & Co. L.P.	KKR	12.34	8.00	24.79	1.84	1.21	1.10	6.7	10.2	11.2	5,505
BorgWarner Inc.	BWA	29.52	27.52	57.71	3.28	3.04	3.30	9.0	9.7	8.9	6,424
Nordstrom, Inc.	JWN	38.05	35.01	80.23	3.75	3.21	2.61	10.1	11.9	14.6	6,598
Tiffany & Co.	TIF	60.64	56.99	96.43	4.20	3.82	3.75	14.4	15.9	16.2	7,641
CBRE Group, Inc.	CBG	26.48	22.74	38.76	1.68	2.05	2.41	15.8	12.9	11.0	8,879
Snap-on Inc.	SNA	157.82	133.09	174.52	6.94	8.10	9.41	22.7	19.5	16.8	9,175
Interpublic Group of Cos., Inc.	IPG	23.10	18.16	24.82	1.07	1.25	1.44	21.6	18.5	16.0	9,296
Western Union Co.	WU	19.18	16.02	20.62	1.70	1.73	1.77	11.3	11.1	10.8	9,431
Mattel, Inc.	MAT	31.29	19.45	34.76	1.83	1.39	1.65	17.1	22.5	19.0	10,651
National Oilwell Varco	NOV	33.65	25.74	48.47	6.66	3.42	0.56	5.1	9.8	60.1	12,688
Laboratory Corp. of America Holdings	LH	130.27	97.79	131.99	6.80	7.91	9.00	19.2	16.5	14.5	13,301
Northern Trust Corp.	NTRS	66.26	54.38	79.25	3.41	3.85	4.52	19.4	17.2	14.7	15,118
Blackstone Group L.P.	BX	24.54	22.31	42.60	3.76	1.82	3.14	6.5	13.5	7.8	15,498
Viacom, Inc.	VIAB	41.47	30.11	65.47	5.47	5.51	4.96	7.6	7.5	8.4	16,430
Stanley Black & Decker, Inc.	SWK	111.22	88.72	115.16	6.41	6.55	7.18	17.4	17.0	15.5	16,696
Willis Towers Watson plc	WLTW	124.31	104.11	130.97	6.17	6.39	8.29	20.1	19.5	15.0	17,202
J.M. Smucker Co.	SJM	152.41	104.30	152.60	5.14	6.73	7.78	29.7	22.6	19.6	17,726
T. Rowe Price Group, Inc.	TROW	72.97	63.57	79.74	4.55	4.63	4.71	16.0	15.8	15.5	18,106
Omnicom Group Inc.	OMC	81.49	64.12	85.95	4.43	4.67	5.21	18.4	17.4	15.6	19,374
Progressive Corp.	PGR	33.50	27.23	35.54	1.90	2.02	2.18	17.6	16.6	15.4	19,494
Franklin Resources, Inc.	BEN	33.37	30.56	49.96	3.69	3.16	2.70	9.0	10.6	12.4	19,559
St. Jude Medical, Inc.	STJ	78.00	48.83	80.84	2.48	3.94	4.19	31.5	19.8	18.6	22,142
Zimmer Biomet Holdings, Inc.	ZBH	120.38	88.27	123.43	6.48	6.90	8.17	18.6	17.4	14.7	23,968
CBS Corp.	CBS	54.44	38.51	57.89	3.00	3.34	4.10	18.1	16.3	13.3	24,716
AFLAC Inc.	AFL	72.16	51.41	72.17	6.19	5.64	6.57	11.7	12.8	11.0	29,961
Illinois Tool Works Inc.	ITW	104.16	78.79	109.54	5.09	5.82	5.89	20.5	17.9	17.7	37,432
Thermo Fisher Scientific Inc.	TMO	147.76	117.10	154.81	6.96	7.39	8.37	21.2	20.0	17.7	58,145

Note: Holdings are as of June 30, 2016. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2016 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2016 stock price. NM=Not Meaningful.

26	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	06/30/16 (UNAUDITED)

Number of shares	Common stocks—99.07%	Value
	Consumer discretionary & services—31.16%
3,094,077	TEGNA, Inc.	$71,689,764
1,377,908	Meredith Corp.	71,527,204
2,718,066	Interpublic Group of Cos., Inc.	62,787,325
836,340	Royal Caribbean Cruises Ltd.	56,160,231
1,559,202	International Speedway Corp., Class A	52,155,307
255,804	Mohawk Industries, Inc.(a)	48,541,367
3,111,708	MSG Networks Inc.(a)	47,733,601
2,473,216	DeVry Education Group Inc.	44,122,173
1,333,500	Mattel, Inc.	41,725,215
905,725	Viacom, Inc., Class B	37,560,416
192,424	The Madison Square Garden Co., Class A(a)	33,195,064
775,065	Sotheby’s(a)	21,236,781
19,883	Graham Holdings Co., Class B	9,733,524

		598,167,972

	Consumer staples—3.09%
389,345	J.M. Smucker Co.	59,340,071

	Energy—1.23%
1,928,817	Contango Oil & Gas Co.(a)(b)	23,608,720

	Financial services—28.77%
6,215,039	KKR & Co. L.P.	76,693,581
2,487,203	Lazard Ltd., Class A	74,068,905
545,578	Dun & Bradstreet Corp.	66,473,224
4,434,616	Janus Capital Group Inc.	61,729,855
1,450,588	First American Financial Corp.	58,342,649
587,299	JLL	57,232,288
2,126,853	CBRE Group, Inc., Class A(a)	56,319,067
697,700	Northern Trust Corp.	46,229,602
1,987,154	Western Union Co.	38,113,614
150,163	Fair Isaac Corp.	16,969,921

		552,172,706

	Health care—8.68%
406,443	Bio-Rad Laboratories, Inc.(a)	58,129,478
678,126	Charles River Laboratories Intl, Inc.(a)	55,904,707
403,600	Laboratory Corp. of America Holdings(a)	52,576,972

		166,611,157

	Materials & processing—5.50%
1,459,297	Simpson Manufacturing Co., Inc.	58,328,101
1,371,461	U.S. Silica Holdings, Inc.	47,274,261

		105,602,362

	Producer durables—17.79%
2,373,831	Brady Corp., Class A	72,544,275
3,187,341	Kennametal Inc.	70,472,109
1,157,800	Zebra Technologies Corp.(a)	58,005,780
894,616	MTS Systems Corp.(b)	39,219,965
311,266	Littelfuse, Inc.	36,788,529
229,013	Snap-on Inc.	36,142,832
2,482,155	Bristow Group Inc.(b)	28,321,389

		341,494,879

800.292.7435	27

Ariel Fund schedule of investments (continued)	06/30/16 (UNAUDITED)

Number of shares	Common stocks—99.07%	Value
	Technology—2.85%
1,025,003	Anixter Intl Inc.(a)	$54,612,160

	Total common stocks (Cost $1,483,578,480)	1,901,610,027

Number of shares	Short term investments—0.78%	Value
14,962,846	Northern Institutional Treasury Portfolio, 0.28%(c)	$14,962,846

	Total short term investments (Cost $14,962,846)	14,962,846

	Total Investments—99.85% (Cost $1,498,541,327)	1,916,572,873
	Other Assets less Liabilities—0.15%	2,865,532

	Net Assets—100.00%	$1,919,438,405

(a)Non-income producing.

(b)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at June 30, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

28	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	06/30/16 (UNAUDITED)

Number of shares	Common stocks—96.46%	Value
	Consumer discretionary & services—23.67%
810,000	Omnicom Group Inc.	$66,006,900
2,779,430	Interpublic Group of Cos., Inc.	64,204,833
1,201,200	Viacom, Inc., Class B	49,813,764
1,458,200	Mattel, Inc.	45,627,078
810,600	CBS Corp., Class B	44,129,064
752,400	Nordstrom, Inc.	28,628,820
744,800	BorgWarner Inc.	21,986,496
899,500	TEGNA, Inc.	20,841,415
328,800	Tiffany & Co.	19,938,432
564,958	International Speedway Corp., Class A	18,897,845
886,637	MSG Networks Inc.(a)	13,601,011
56,566	The Madison Square Garden Co., Class A(a)	9,758,201

		403,433,859

	Consumer staples—3.82%
427,575	J.M. Smucker Co.	65,166,706

	Energy—2.05%
1,036,100	National Oilwell Varco	34,864,765

	Financial services—32.34%
1,137,400	AFLAC Inc.	82,074,784
1,097,200	Northern Trust Corp.	72,700,472
1,715,000	First American Financial Corp.	68,977,300
2,634,000	Western Union Co.	50,520,120
1,626,820	Lazard Ltd., Class A	48,446,700
1,248,300	Franklin Resources, Inc.	41,655,771
1,077,500	Progressive Corp.	36,096,250
223,600	Willis Towers Watson plc	27,795,716
2,183,868	KKR & Co. L.P.	26,948,931
271,600	JLL	26,467,420
999,500	Blackstone Group L.P.	24,527,730
234,950	T. Rowe Price Group, Inc.	17,144,301
573,967	Houlihan Lokey, Inc.	12,839,642
423,250	CBRE Group, Inc., Class A(a)	11,207,660
82,500	PrivateBancorp, Inc.	3,632,475

		551,035,272

	Health care—16.85%
737,600	Zimmer Biomet Holdings, Inc.	88,792,288
594,500	Laboratory Corp. of America Holdings(a)	77,445,515
354,654	Thermo Fisher Scientific Inc.	52,403,675
558,300	St. Jude Medical, Inc.	43,547,400
174,125	Bio-Rad Laboratories, Inc.(a)	24,903,357

		287,092,235

	Producer durables—15.41%
627,799	Stanley Black & Decker, Inc.	69,823,805
2,973,600	Kennametal Inc.	65,746,296
585,250	Illinois Tool Works Inc.	60,959,640
243,600	Snap-on Inc.	38,444,952
2,426,964	Bristow Group Inc.(b)	27,691,659

		262,666,352

800.292.7435	29

Ariel Appreciation Fund schedule of investments (continued)	06/30/16 (UNAUDITED)

Number of shares	Common stocks—96.46%	Value
	Technology—2.32%
741,200	Anixter Intl Inc.(a)	$39,491,136

	Total common stocks (Cost $1,193,033,512)	1,643,750,325

Number of shares	Short term investments—3.62%	Value
61,765,080	Northern Institutional Treasury Portfolio, 0.28%(c)	$61,765,080

	Total short term investments (Cost $61,765,180)	61,765,080

	Total Investments—100.08% (Cost $1,254,798,692)	1,705,515,405
	Other Assets less Liabilities—(0.08)%	(1,444,721)

	Net Assets—100.00%	$1,704,070,684

(a)Non-income producing.

(b)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at June 30, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

30	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	06/30/16 (UNAUDITED)

Number of shares	Common stocks—99.34%	Value
	Consumer discretionary & services—7.32%
45,300	BorgWarner Inc.	$1,337,256
27,800	Bed Bath & Beyond Inc.	1,201,516
139,000	Pier 1 Imports, Inc.	714,460

		3,253,232

	Energy—10.43%
19,000	Exxon Mobil Corp.	1,781,060
48,600	National Oilwell Varco	1,635,390
21,900	Apache Corp.	1,219,173

		4,635,623

	Financial services—25.14%
121,200	Western Union Co.	2,324,616
70,050	Morgan Stanley	1,819,899
132,300	KKR & Co. L.P.	1,632,582
9,800	Goldman Sachs Group, Inc.	1,456,084
23,200	JPMorgan Chase & Co.	1,441,648
32,700	Bank of New York Mellon Corp.	1,270,395
36,800	Progressive Corp.	1,232,800

		11,178,024

	Health care—18.37%
19,000	Zimmer Biomet Holdings, Inc.	2,287,220
16,900	Laboratory Corp. of America Holdings(a)	2,201,563
24,000	St. Jude Medical, Inc.	1,872,000
10,700	Johnson & Johnson	1,297,910
68,600	Hanger, Inc.(a)	509,698

		8,168,391

	Materials & processing—7.68%
85,082	Barrick Gold Corp.	1,816,501
61,000	Mosaic Co.	1,596,980

		3,413,481

	Producer durables—14.67%
22,600	Stanley Black & Decker, Inc.	2,513,572
9,400	Lockheed Martin Corp.	2,332,798
46,500	Kennametal Inc.	1,028,115
12,900	Zebra Technologies Corp.(a)	646,290

		6,520,775

	Technology—15.73%
59,100	Oracle Corp.	2,418,963
15,900	International Business Machines Corp.	2,413,302
22,400	Microsoft Corp.	1,146,208
19,100	Anixter Intl Inc.(a)	1,017,648

		6,996,121

	Total common stocks (Cost $41,370,409)	44,165,647

800.292.7435	31

Ariel Focus Fund schedule of investments (continued)	06/30/16 (UNAUDITED)

Number of shares	Short term investments—0.42%	Value
186,721	Northern Institutional Treasury Portfolio, 0.28%(b)	$186,721

	Total short term investments (Cost $186,721)	186,721

	Total Investments—99.76% (Cost $41,557,130)	44,352,368
	Other Assets less Liabilities—0.24%	107,882

	Net Assets—100.00%	$44,460,250

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

32	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	06/30/16 (UNAUDITED)

Number of shares	Common stocks—93.50%	Value
	Consumer discretionary & services—27.01%
226,132	Gaiam, Inc., Class A(a)	$1,750,262
224,874	Rosetta Stone Inc.(a)	1,742,773
190,057	Century Casinos, Inc.(a)	1,184,055
67,702	XO Group Inc.(a)	1,180,046
28,100	Superior Industries Intl, Inc.	752,518
104,200	Skullcandy Inc.(a)	639,788
15,200	International Speedway Corp., Class A	508,440
45,500	West Marine, Inc.(a)	381,745
16,500	Movado Group Inc.	357,720
8,200	Strattec Security Corp.	334,314

		8,831,661

	Energy—5.69%
115,100	Gulf Island Fabrication, Inc.	798,794
58,354	Contango Oil & Gas Co.(a)	714,253
92,500	Mitcham Industries, Inc.(a)	346,875

		1,859,922

	Financial services—12.85%
523,718	Cowen Group, Inc., Class A(a)	1,550,205
21,800	First American Financial Corp.	876,796
45,600	Capital Southwest Corp.	623,352
77,300	Real Industry Inc.(a)	600,621
15,200	MB Financial, Inc.	551,456

		4,202,430

	Health care—2.32%
214,385	Kindred Biosciences, Inc.(a)	758,923

	Materials & processing—3.99%
80,631	Landec Corp.(a)	867,589
288,191	Orion Energy Systems, Inc.(a)	334,302
2,573	Simpson Manufacturing Co., Inc.	102,843

		1,304,734

	Producer durables—12.16%
52,099	Team, Inc.(a)	1,293,618
118,825	Spartan Motors Inc.	743,845
61,200	Bristow Group Inc.	698,292
22,500	CRA International, Inc.(a)	567,450
14,100	Brink’s Co.	401,709
16,600	ArcBest Corp.	269,750

		3,974,664

	Technology—21.31%
393,900	RealNetworks, Inc.(a)	1,697,709
109,800	Brooks Automation, Inc.	1,231,956
211,440	Telenav Inc.(a)	1,078,344
156,880	PCTEL, Inc.	738,905
221,800	SeaChange Intl, Inc.(a)	707,542
422,090	Imation Corp.(a)	527,612
187,300	Glu Mobile Inc.(a)	412,060
38,138	Digi International Inc.(a)	409,221
28,100	Electro Scientific Industries, Inc.(a)	164,104

		6,967,453

800.292.7435	33

Ariel Discovery Fund schedule of investments (continued)	06/30/16 (UNAUDITED)

Number of shares	Common stocks—93.50%	Value
	Utilities—8.17%
181,286	ORBCOMM, Inc.(a)	$1,803,796
1,716,312	Pendrell Corp.(a)	865,879

		2,669,675

	Total common stocks (Cost $36,077,925)	30,569,462

Number of shares	Short term investments—6.18%	Value
2,021,975	Northern Institutional Treasury Portfolio, 0.28%(b)	$2,021,975

	Total short term investments (Cost $2,021,975)	2,021,975

	Total Investments—99.68% (Cost $38,099,900)	32,591,437
	Other Assets less Liabilities—0.32%	104,733

	Net Assets—100.00%	$32,696,170

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

34	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	06/30/16 (UNAUDITED)

Number of shares	Common stocks—85.62%	Value
	Canada—1.37%
38,800	IGM Financial Inc.	$1,056,230
18,107	Rogers Communications Inc.	732,998
8,628	Suncor Energy, Inc.	239,349

		2,028,577

	China—8.42%
103,020	China Mobile Ltd. ADR	5,964,858
27,636	Baidu, Inc. ADR(a)	4,564,086
157,500	China Mobile Ltd.	1,801,746
284,000	Lenovo Group Ltd.	170,954

		12,501,644

	Finland—4.55%
1,158,638	Nokia Corp. ADR	6,592,650
28,466	Nokia Corp.	161,268

		6,753,918

	France—4.59%
44,609	Michelin (CGDE)	4,218,307
35,422	BNP Paribas SA	1,562,752
7,686	Euler Hermes Group	641,933
3,752	L’Air Liquide SA	391,645

		6,814,637

	Germany—12.91%
89,319	Deutsche Boerse AG	7,289,414
212,569	Dialog Semiconductor plc(a)	6,324,437
1,079,140	Telefonica Deutschland Holding GmbH & Co.	4,422,647
7,774	Beiersdorf AG	732,363
4,502	SAP SE	335,538
885	BASF SE	67,413

		19,171,812

	Hong Kong—0.69%
2,103,321	Li & Fung Ltd.	1,016,673

	Ireland—0.32%
6,800	Ryanair Holdings plc ADR(a)	472,872

	Italy—1.40%
325,367	Snam SpA	1,935,367
2,253	DiaSorin SpA	137,515

		2,072,882

	Japan—12.80%
26,900	Shimamura Co., Ltd.	3,954,312
22,200	Nintendo Co., Ltd.	3,135,496
16,500	Daito Trust Construction Co., Ltd.	2,658,790
71,100	Canon Inc.	2,005,314
147,800	Nikon Corp.	1,983,739
27,200	Toyota Motor Corp.	1,330,697
10,433	Toyota Motor Corp. ADR	1,043,196
175,400	Anritsu Corp.	1,000,441
23,800	Japan Tobacco Inc.	945,639
17,201	Canon Inc. ADR	492,121
2,300	Murata Manufacturing Co., Ltd.	253,464
17,900	Japan Exchange Group, Inc.	202,462

		19,005,671

800.292.7435	35

Ariel International Fund schedule of investments (continued)

Number of shares	Common stocks—85.62%	Value
	Luxembourg—0.81%
25,972	Tenaris ADR	$749,033
5,268	RTL Group(b)	431,540
268	RTL Group(c)	21,961

		1,202,534

	Netherlands—6.69%
308,965	Ahold N.V.	6,823,191
51,113	Gemalto N.V.	3,107,834

		9,931,025

	Singapore—0.38%
41,600	United Overseas Bank Ltd.	568,831

	Spain—2.47%
138,553	Endesa SA	2,772,278
30,285	Tecnicas Reunidas SA	899,371

		3,671,649

	Sweden—0.42%
21,463	H&M Hennes & Mauritz AB, Class B	625,318

	Switzerland—9.16%
30,477	Roche Holding AG	7,992,995
8,376	Swisscom AG	4,140,394
41,926	UBS AG	539,693
4,648	Nestle SA	357,703
131	SGS SA	298,624
1,573	Novartis AG	129,788
3,771	ABB Ltd.	73,837
525	Kuehne & Nagel Intl AG	73,226

		13,606,260

	United Arab Emirates—0.13%
572,516	Dubai Financial Market	196,401

	United Kingdom—14.35%
327,156	GlaxoSmithKline plc	6,988,021
58,315	Reckitt Benckiser Group plc	5,814,625
14,735	British American Tobacco plc ADR	1,907,888
39,823	GlaxoSmithKline plc ADR	1,725,929
233,048	HSBC Holdings plc	1,445,432
243,831	British Telecom Group plc	1,330,860
24,427	Diageo plc	678,497
126,851	Countrywide plc	414,746
32,115	IG Group Holdings plc	346,086
6,070	BT Group plc ADR	169,049
110,235	Hays Plc	143,302
3,896	Markit Ltd.(a)	127,010
29,588	Pagegroup plc	117,025
1,418	Rightmove plc	68,864
319	Diageo plc ADR	36,009

		21,313,343

36	ARIELINVESTMENTS.COM

06/30/16 (UNAUDITED)

Number of shares	Common stocks—85.62%	Value
	United States—4.16%
30,166	Harman Intl Industries, Inc.	$2,166,522
12,310	Core Laboratories N.V.	1,525,086
16,955	EOG Resources Inc.	1,414,386
10,531	Philip Morris Intl, Inc.	1,071,213

		6,177,207

	Total common stocks (Cost $129,294,635)	127,131,254

Number of shares	Investment companies—1.37%	Value
	Exchange Traded Funds—1.37%
52,452	iShares MSCI Switzerland Cap ETF	$1,555,202
13,629	Vanguard MSCI EAFE ETF	481,921

		2,037,123

	Total Investment companies (Cost $2,100,141)	2,037,123

Number of shares	Short term investments—10.21%	Value
15,153,876	Northern Institutional Treasury Portfolio, 0.28%(d)	$15,153,876

	Total short term investments (Cost $15,153,876)	15,153,876

	Total Investments—(Cost $146,548,652) 97.20%	144,322,253
	Cash, Foreign Currency, Other Assets less Liabilities—2.80%	4,159,542

	Net Assets—100.00%	$148,481,795

(a)Non-income producing.

(b)This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.

(c)This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.

(d)The rate presented is the rate in effect at June 30, 2016.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	37

Ariel Global Fund schedule of investments

Number of shares	Common stocks—89.78%	Value
	Brazil—0.22%
18,017	Itau Unibanco Holdings SA ADR	$170,080

	Canada—0.71%
11,745	IGM Financial Inc.	319,727
2,845	Rogers Communications Inc.	115,170
4,149	Suncor Energy, Inc.	115,097

		549,994

	Chile—1.01%
40,624	Banco Santander-Chile ADR	786,887

	China—10.16%
23,368	Baidu, Inc. ADR(a)	3,859,225
174,500	China Mobile Ltd.	1,996,220
33,705	China Mobile Ltd. ADR	1,951,520
124,000	Lenovo Group Ltd.	74,642

		7,881,607

	Finland—3.26%
409,006	Nokia Corp. ADR	2,327,244
34,994	Nokia Corp.	198,251

		2,525,495

	France—2.83%
18,534	Michelin (CGDE)	1,752,608
9,954	BNP Paribas SA	439,152

		2,191,760

	Germany—6.68%
31,631	Deutsche Boerse AG	2,581,438
46,385	Dialog Semiconductor plc(a)	1,380,065
257,497	Telefonica Deutschland Holding GmbH & Co.	1,055,302
886	Beiersdorf AG	83,467
522	BASF SE	39,762
505	SAP SE	37,638

		5,177,672

	Hong Kong—0.28%
452,000	Li & Fung Ltd.	218,481

	Israel—0.15%
33,879	Bank Leumi Le-Israel BM(a)	118,769

	Italy—0.10%
13,695	Snam SpA	81,461

	Japan—5.25%
5,650	Nintendo Co., Ltd.	797,998
4,800	Daito Trust Construction Co., Ltd.	773,466
4,700	Shimamura Co., Ltd.	690,902
46,300	Nikon Corp.	621,428
9,500	Toyota Motor Corp.	464,766
8,800	Canon Inc.	248,196
2,059	Toyota Motor Corp. ADR	205,879
3,100	Japan Tobacco Inc.	123,172

38	ARIELINVESTMENTS.COM

06/30/16 (UNAUDITED)

Number of shares	Common stocks—89.78%	Value
	Japan—5.25% (continued)
600	Murata Manufacturing Co., Ltd.	$66,121
10,600	Anritsu Corp.	60,460
2,100	Japan Exchange Group, Inc.	23,753

		4,076,141

	Luxembourg—0.11%
2,849	Tenaris ADR	82,165

	Mexico—0.15%
12,718	Santander Mexico Financial Group ADR	115,607

	Netherlands—2.63%
55,332	Ahold N.V.	1,221,954
13,444	Gemalto N.V.	817,438

		2,039,392

	Singapore—0.27%
15,100	United Overseas Bank Ltd.	206,475

	Spain—1.49%
52,049	Endesa SA	1,041,438
3,979	Tecnicas Reunidas SA	118,164

		1,159,602

	Sweden—0.06%
1,596	H&M Hennes & Mauritz AB, Class B	46,499

	Switzerland—6.99%
15,370	Roche Holding AG	4,030,985
2,810	Swisscom AG	1,389,029

		5,420,014

	Thailand—0.11%
18,000	Kasikornbank PCL	88,361

	United Kingdom—7.30%
61,450	GlaxoSmithKline plc ADR	2,663,243
79,279	GlaxoSmithKline plc	1,693,392
8,223	Reckitt Benckiser Group plc	819,921
7,199	Diageo plc	199,963
36,271	British Telecom Group plc	197,972
1,334	British American Tobacco plc	86,006

		5,660,497

	United States—40.02%
88,544	Microsoft Corp.	4,530,796
52,714	Gilead Sciences, Inc.	4,397,402
28,819	Johnson & Johnson	3,495,745
37,042	Harman Intl Industries, Inc.	2,660,356
41,444	Verizon Communications Inc.	2,314,233
36,300	Southern Co.	1,946,769
66,691	Tumi Holdings Inc.(a)	1,783,317
23,010	American Express Co.	1,398,088
16,034	Quest Diagnostics Inc.	1,305,328
8,367	Philip Morris Intl, Inc.	851,091
9,282	Rockwell Collins, Inc.	790,269
5,297	Core Laboratories N.V.	656,245

800.292.7435	39

Ariel Global Fund schedule of investments (continued)	06/30/16 (UNAUDITED)

Number of shares	Common stocks—89.78%	Value
	United States—40.02% (continued)
8,188	Schlumberger Ltd.	$647,507
15,316	U.S. Bancorp	617,694
6,446	Ansys, Inc.(a)	584,975
132,559	Acacia Research Corp.(a)	583,260
3,865	Berkshire Hathaway Inc., Class B(a)	559,613
3,599	EOG Resources Inc.	300,229
19,216	QLogic Corp.(a)	283,244
5,783	Coach, Inc.	235,599
1,337	Costco Wholesale Corp.	209,962
1,466	Praxair, Inc.	164,764
1,809	Occidental Petroleum Corp.	136,688
1,170	The PNC Financial Service Group, Inc.	95,226
2,869	EMC Corp.	77,951
1,487	Fastenal Co.	66,008
254	W.W. Grainger Inc.	57,722
714	AFLAC Inc.	51,522
318	Pioneer Natural Resources Co.	48,085
612	Cullen/Frost Bankers, Inc.	39,003
462	Varian Medical Systems Inc.(a)	37,990
334	Accenture plc, Class A	37,839
147	IntercontinentalExchange, Inc.	37,626
431	Union Pacific	37,605

		31,039,751

	Total common stocks (Cost $64,852,976)	69,636,710

Number of shares	Short term investments—8.14%	Value
6,312,850	Northern Institutional Treasury Portfolio, 0.28%(b)	$6,312,850

	Total short term investments (Cost $6,312,850)	6,312,850

	Total Investments—(Cost $71,165,826) 97.92%	75,949,560
	Cash, Foreign Currency, Other Assets less Liabilities—2.08%	1,613,751

	Net Assets—100.00%	$77,563,311

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2016.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

40	ARIELINVESTMENTS.COM

Notes to schedule of investments	06/30/16 (UNAUDITED)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at June 30, 2016.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of June 30, 2016 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$1,916,572,873	$1,705,515,405	$44,352,368	$32,591,437

Level 2	—	—	—	—

Level 3	—	—	—	—

Fair value at 6/30/16	$1,916,572,873	$1,705,515,405	$44,352,368	$32,591,437

800.292.7435	41

Notes to schedule of investments (continued)

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$15,386,848	$—	$—	$15,386,848
Consumer staples	18,367,128	—	—	18,367,128
Energy	3,178,821	—	—	3,178,821
Financials	17,049,780	—	—	17,049,780
Health care	16,974,248	—	—	16,974,248
Industrials	2,300,339	—	—	2,300,339
Information technology	24,309,351	—	—	24,309,351
Materials	1,208,091	—	—	1,208,091
Telecommunication services	23,649,003	—	—	23,649,003
Utilities	4,707,645	—	—	4,707,645

Total common stocks	$127,131,254	$—	$—	$127,131,254
Exchange traded funds	2,037,123	—	—	2,037,123
Short term investments	15,153,876	—	—	15,153,876

Total investments	$144,322,253	$—	$—	$144,322,253

Other financial instruments
Forward foreign currency contracts^	$—	$415,333	$—	$415,333

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$8,679,835	$—	$—	$8,679,835
Consumer staples	3,595,536	—	—	3,595,536
Energy	2,104,180	—	—	2,104,180
Financials	8,422,487	—	—	8,422,487
Health care	17,624,085	—	—	17,624,085
Industrials	1,534,864	—	—	1,534,864
Information technology	15,382,083	—	—	15,382,083
Materials	204,526	—	—	204,526
Telecommunication services	9,019,446	—	—	9,019,446
Utilities	3,069,668	—	—	3,069,668

Total common stocks	$69,636,710	$—	$—	$69,636,710
Short term investments	6,312,850	—	—	6,312,850

Total investments	$75,949,560	$—	$—	$75,949,560

Other financial instruments
Forward foreign currency contracts^	$—	$249,617	$—	$249,617

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. Transfers between levels are recognized at the end of the reporting period.

* As of June 30, 2016, the only Level 2 investments held were forward currency contracts. See Schedules of Investments and Note Five, Forward Currency Contracts.

^ Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts are categorized as Level 2. The forward currency contracts are reflected at the unrealized appreciation (depreciation) on the contract. See Note Five, Forward Currency Contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Net realized gains (losses) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as net unrealized appreciation (depreciation) on forward currency contracts.

42	ARIELINVESTMENTS.COM

06/30/16 (UNAUDITED)

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE | TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the nine months ended June 30, 2016, with affiliated companies:

	Share activity				Nine months ended June 30, 2016

Security name	Balance September 30, 2015	Purchases	Sales	Balance June 30, 2016	Market value	Dividends credited to income	Amount of gain (loss) realized on sale of shares
Ariel Fund
Bristow Group Inc.	2,067,460	616,195	201,500	2,482,155	$28,321,389	$1,064,543	$(10,949,255)
Contango Oil & Gas Co.	1,928,817	—	—	1,928,817	23,608,720	—	—
MTS Systems Corp	856,616	38,000	—	894,616	39,219,965	513,970	—

					$91,150,074	$1,578,513	$(10,949,255)

Appreciation Fund
Bristow Group Inc	1,973,718	453,246	—	2,426,964	$27,691,659	$1,004,294	$—

NOTE FOUR | FEDERAL INCOME TAXES

At June 30, 2016, the cost of investment securities for tax purposes was as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$ 1,541,495,410	$ 1,268,746,098	$ 41,930,480	$ 38,448,833	$ 146,693,526	$ 71,334,544

Gross unrealized appreciation	658,345,749	637,105,358	10,159,168	4,379,621	4,372,697	7,555,086
Gross unrealized depreciation	(283,268,286)	(200,336,051)	(7,737,280)	(10,237,017)	(6,743,970)	(2,940,070)

Net unrealized appreciation (depreciation)	$ 375,077,463	$ 436,769,307	$ 2,421,888	$ (5,857,396)	$ (2,371,273)	$ 4,615,016

Tax adjustments are calculated annually. For interim periods, the Fund’s determine an estimate of tax cost adjustments based on a review of accounting reports for the interim period to identify changes from the adjustments calculated at the fiscal year end. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

800.292.7435	43

Notes to schedule of investments (continued)

NOTE FIVE | FORWARD CURRENCY CONTRACTS

At June 30, 2016, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel International Fund
08/11/2016	Northern Trust Corp.	AUD	367,877	CAD	348,000	$4,528
08/11/2016	Northern Trust Corp.	USD	1,020,113	CNH	6,700,000	16,531
08/11/2016	Northern Trust Corp.	AUD	2,056,259	USD	1,500,000	31,111
08/11/2016	Northern Trust Corp.	SGD	595,274	USD	434,000	7,715
08/11/2016	Northern Trust Corp.	SEK	3,301,714	USD	406,000	(15,025)
08/12/2016	Northern Trust Corp.	JPY	46,061,250	USD	426,000	20,661
08/18/2016	Northern Trust Corp.	AUD	342,011	CAD	320,352	6,601
08/18/2016	Northern Trust Corp.	AUD	243,248	USD	176,817	4,260
08/18/2016	Northern Trust Corp.	JPY	65,032,624	USD	598,497	32,257
08/18/2016	Northern Trust Corp.	SEK	1,148,348	USD	139,649	(3,623)
08/22/2016	Northern Trust Corp.	AUD	1,265,774	CAD	1,188,340	22,174
08/22/2016	Northern Trust Corp.	AUD	396,023	CAD	374,000	5,232
08/22/2016	Northern Trust Corp.	USD	290,890	CAD	371,306	3,448
08/22/2016	Northern Trust Corp.	EUR	502,595	CNH	3,756,000	(3,504)
08/22/2016	Northern Trust Corp.	JPY	85,556,765	CNH	5,321,621	33,166
08/22/2016	Northern Trust Corp.	USD	1,224,184	CNH	8,091,000	12,786
08/22/2016	Northern Trust Corp.	USD	556,855	EUR	499,578	1,359
08/22/2016	Northern Trust Corp.	AUD	1,841,467	CHF	1,301,000	34,024
08/22/2016	Northern Trust Corp.	AUD	1,272,763	USD	917,000	30,315
08/22/2016	Northern Trust Corp.	EUR	92,201	USD	104,056	(1,535)
08/22/2016	Northern Trust Corp.	JPY	256,225,200	USD	2,360,000	125,467
08/22/2016	Northern Trust Corp.	SGD	258,895	USD	188,000	4,084
08/22/2016	Northern Trust Corp.	SEK	2,738,043	USD	330,000	(5,608)
08/22/2016	UBS AG	GBP	500,444	CNH	4,697,352	(36,753)
08/22/2016	UBS AG	JPY	37,641,200	CNH	2,316,068	18,366
08/22/2016	UBS AG	USD	5,657,675	CNH	37,467,717	47,945
08/22/2016	UBS AG	USD	474,512	EUR	421,796	5,504
08/22/2016	UBS AG	AUD	5,333,979	USD	3,925,083	44,989
08/22/2016	UBS AG	GBP	914,526	USD	1,320,714	(102,655)
08/22/2016	UBS AG	GBP	1,308,435	USD	1,866,083	(123,377)
08/22/2016	UBS AG	JPY	773,674,293	USD	7,272,366	232,524
08/22/2016	UBS AG	NOK	3,340,714	USD	405,000	(5,860)
08/22/2016	UBS AG	SGD	857,627	USD	630,000	6,307
08/22/2016	UBS AG	SEK	2,950,737	USD	356,059	(6,468)
08/22/2016	UBS AG	SEK	13,432,161	USD	1,623,000	(31,613)

						$415,333

44	ARIELINVESTMENTS.COM

06/30/16 (UNAUDITED)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel Global Fund
08/11/2016	Northern Trust Corp.	AUD	826,375	CHF	583,000	$16,725
08/11/2016	Northern Trust Corp.	CAD	546,754	CHF	407,753	4,593
08/11/2016	Northern Trust Corp.	USD	928,760	CNH	6,100,000	15,051
08/11/2016	Northern Trust Corp.	AUD	1,192,090	EUR	761,513	41,228
08/11/2016	Northern Trust Corp.	CAD	807,054	EUR	545,000	19,002
08/11/2016	Northern Trust Corp.	SEK	1,745,790	EUR	187,988	(2,218)
08/11/2016	Northern Trust Corp.	AUD	375,443	GBP	190,026	26,489
08/11/2016	Northern Trust Corp.	SEK	2,168,406	GBP	185,007	10,389
08/12/2016	Northern Trust Corp.	JPY	72,606,469	EUR	588,039	50,450
08/22/2016	Northern Trust Corp.	USD	942,065	CHF	904,938	12,380
08/22/2016	Northern Trust Corp.	EUR	280,943	CNH	2,099,545	(1,959)
08/22/2016	Northern Trust Corp.	JPY	67,509,610	CNH	4,199,090	26,170
08/22/2016	UBS AG	JPY	20,594,885	CNH	1,267,206	10,049
08/22/2016	UBS AG	USD	2,098,281	CNH	13,895,780	17,781
08/22/2016	UBS AG	USD	300,610	EUR	267,214	3,487

						$249,617

800.292.7435	45

Board of trustees

Mellody L. Hobson	Chair, Board of Trustees President, Ariel Investments, LLC
James W. Compton*	Retired President and Chief Executive Officer, Chicago Urban League
William C. Dietrich*	Lead Independent Trustee Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.
Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc. Founder and Chairman, Top Box Foods
Merrillyn J. Kosier	Chief Marketing Officer, Mutual Funds Executive Vice President, Ariel Investments, LLC
Kim Y. Lew*	Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York
William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd
Stephen C. Mills*	General Manager, New York Knickerbockers
John W. Rogers, Jr.	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC
James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust

Royce N. Flippin, Jr. John G. Guffey, Jr. H. Carl McCall Bert N. Mitchell	Trustees Emeritus (no Trustee duties or responsibilities)

* Independent Trustee

46	ARIELINVESTMENTS.COM

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund and Ariel Discovery Fund.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns* reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns* reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns* reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

*Previously, Ariel International Fund and Ariel Global Fund compared their returns to their respective MSCI indices utilizing only gross returns of the indices. Gross returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Beginning with the Funds’ 9/30/15 annual report, both Funds began comparing their returns to the net returns of the indices because we believe the net returns serve as better comparisons. Net returns are calculated as described above for each of the MSCI indices. For a period of one year, both gross and net returns will be shown in quarterly reports.

Indexes are unmanaged. An investor cannot invest directly in an index.

Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

800.292.7435	47

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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What’s inside

●	Quarterly Update Read investment viewpoints, commentaries and outlooks from our portfolio managers. Find out which stocks or sectors contributed to performance.

●	Seeing Stars Learn more about the Morningstar Rating™ for Ariel International Fund and Ariel Global Fund.

●	The Brexit Effect Find out what Portfolio Manager Rupal Bhansali is saying about the effect Brexit will have on free trade.

●	Shock and Ahhhhhh John Rogers and Mellody Hobson share their views on the economic consequences of the British vote to exit the European Union.

●	Company Spotlights Read our investment thesis on Brooks Automation, St. Jude Medical and Zebra Technologies and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable.

Slow and steady wins the race.	TPI (49,000) ©08/16 AI–02